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                                                                   Exhibit 10.33


               AMENDMENT NUMBER FOUR TO THE GENERAL CONDITIONS OF THE
               CONTRACT FOR THE ESTABLISHMENT AND OPERATION OF MOTOR
                  VEHICLE INSPECTION/MAINTENANCE PROGRAM FOR THE
                    STATE OF MINNESOTA POLLUTION CONTROL AGENCY

     This Amendment Number Four is made to the Contract entered into between the State of Minnesota, acting through its Pollution Control Agency, hereafter referred to as "State," and Envirotest Technologies, Inc., doing business in Minnesota as Envirotest Technologies, Inc., hereafter referred to as the "Contractor." Additions are underlined; deletions are shown in over-strike type.

     WHEREAS, the State and the Contractor entered into a contract on July 18, 1990, for the design, construction, equipment, establishment, maintenance, and operation of public inspection stations for the motor vehicle inspection and maintenance program for the Twin Cities Metropolitan Area, hereafter referred to as the "I/M Program;"

     WHEREAS, the contract requires the Contractor to construct and operate eleven vehicle emission testing stations at locations throughout the Twin Cities Metropolitan Area;

     WHEREAS, the contract has been amended three times, on June 17,1991, May 15, 1992, and September 30, 1993, and as amended is in effect today;

     WHEREAS, the statute governing the I/M Program, Minn. Stat.
Sections 116.60 - .65, was amended by the 1995 Minnesota Legislature in 1995 Minn. Laws ch. 204, hereafter referred to as the "1995 Legislation";

     WHEREAS, the 1995 Legislation exempts newer vehicles from vehicle emission testing;

     WHEREAS, the Contractor wishes to reduce service required by the contract in light of the reduced number of vehicles tested;

     WHEREAS, the Contractor and the State have been negotiating on possible changes to this contract in light of the 1995 Legislation;

     WHEREAS, the State and the Contractor continue to negotiate on several issues;


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     WHEREAS, an immediate amendment is necessary to allow the service reductions specified in this amendment to be implemented by October 1, 1995 and the State wishes in good faith to allow these agreed-upon service reductions to occur while remaining issues continue to be negotiated; and

     WHEREAS, the Contractor and State agree that the changes to the contract made in this amendment will not cause excessive wait times and public inconvenience for citizens required to test their vehicles.

     NOW THEREFORE, the State and Contractor agree to amend the July 18, 1990 contract as follows:

     1. Section I.5, Months and Hours of Operation, of the General Conditions of the contract, is amended to read as follows:

     The first sentence of Volume 2, Section 2.4 of the Proposal is amended to read: Contractor shall operate all inspection facilities twelve (12) months per year, and shall have an operational schedule of 4l hours per week, from Tuesday to Saturday, including convenient evening and weekend hours.


     The Contractor shall operate all inspection facilities during the following 41 hours of operation:


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               Tuesday: 7:30 a.m. to 6:30 p.m.
               Wednesday: 9:00 a.m. to 4:00 p.m.
               Thursday: 7:30 a.m. to 6:30 p.m.
               Friday: 9:00 a.m. to 4:00 p.m.
               Saturday: 9:00 a.m. to 2:00 p.m.

     2. Section I.23.a.i, Temporary Extensions and Annual Exemptions, At Inspection Stations, of the General Conditions of the contract, is amended to read as follows:

               i.   AT INSPECTION STATIONS.   The station manager or lead lane
inspector shall handle applications for temporary extension and annual exemption. All of the Contractor's station managers shall be notaries public.

     The Contractor shall make available to motorists at each inspection station application forms for temporary extensions and annual exemptions. The Contractor shall keep an accurate count of the number of citizens waiting for items such as the processing of applications for temporary extensions and annual exemptions during each fifteen minute period. If the Contractor does not process each application and decide whether to issue a certificate of temporary extension or annual exemption with no more than a fifteen minute wait for each motorist who comes to an inspection station to apply for a temporary extension or annual exemption, the Contractor shall report to the State what actions the Contractor will take to process these applications with no


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more than a fifteen minute wait for each motorist. If, within ninety (90) days after taking these actions, the Contractor still is failing to process these applications with no more than a fifteen (15) minute wait for each motorist, the Contractor and State shall mutually determine what additional actions need to be taken to reduce the waiting time for applicants to below fifteen minutes.

     3. Section I of the General Conditions of the contact is amended by adding a paragraph number 24, Closing of Inspection Stations, at the end of the section to state:

     The contractor is authorized to close the vehicle emission testing stations located in Brooklyn Park (station number 2) and in White Bear Lake (station number 3) on or after October 1, 1995. Upon closing each vehicle emission testing station, the Contractor shall remove from the station property all signs that identify it as a vehicle emission testing station and shall place prominently at the station a sign that informs motorists where their vehicles may be tested, including locations of nearby testing stations and their hours of operation. Contractor shall make it a condition of sale of all former stations that subsequent owners shall maintain the sign until the station building is removed. Upon closing each testing station, Contractor shall also remove all roadway/highway signs providing directions to the station being closed.

     4.   The parties further agree as a term of this Amendment Four that:

     Contractor has alleged that the 1995 Legislation constitutes a breach of this Contract. The State denies that there has been any breach of this Contract by the State as a consequence of changes required by the 1995 Legislation. The Contractor and State agree that neither shall assert, offer or otherwise use this Amendment Four in any way in any forum, including legislative or judicial proceedings, as evidence of a breach of an admission of a breach of this Contract by the State, or as evidence of an admission by the Contractor of an absence of breach by the State.


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     This Amendment Four is effective when it is signed by the Commissioner of
Administration.

     All other terms and conditions of the contract remain in full force and effect, except as specifically amended above.

ENVIROTEST TECHNOLOGIES, INC.           MINNESOTA POLLUTION CONTROL AGENCY

By:                                     By: /s/ Elaine Johnson
   ---------------------------------       ----------------------------------------------
Name (print): Chester Doveman           Name (print): Elaine Johnson
             -----------------------                 ------------------------------------
Title: Chairman & CEO                   Title: Manager, Administrative Services Division
      ------------------------------          -------------------------------------------
Date: 9/1/95                            Date: Sept. 9, 1995
     -------------------------------         --------------------------------------------



By: [illegible]                         AS TO FORM AND EXECUTION BY
   ---------------------------------    THE ATTORNEY GENERAL
Name (print): [illegible]
             -----------------------    By: /s/ Ann M. Seha
Title: Vice President                      ---------------------------------
      ------------------------------       Ann M. Seha
Date: Sept. 1, 1995                        Assistant Attorney General
     -------------------------------    Date: Sept. 5, 1995
                                             -------------------------------


COMMISSIONER OF ADMINISTRATION

By: [illegible]
   ---------------------------------
Name (print): Gerald [illegible]
             -----------------------
Title: Contract Administrator
      ------------------------------
Date: Sept. 1, 1995
     -------------------------------

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